NUMBER

     COMMON SHARES
           OF
  BENEFICIAL INTEREST

    PAR VALUE $.001

ORGANIZED UNDER THE LAWS
OF THE STATE OF DELAWARE                [GRAPHIC]                       SHARES

                                             CUSIP 00765E 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                  ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

THIS CERTIFIES THAT



IS THE OWNER OF

      FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF
                  ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

TRANSFERABLE ON THE BOOKS OF THE TRUST BY THE HOLDER HEREOF IN PERSON OR BY
DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

     IN WITNESS WHEREOF, THE TRUST HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                  COMMON SHARES

                                     DATED:


COUNTERSIGNED AND REGISTERED:
                 THE BANK OF NEW YORK
                                       TRANSFER AGENT
                                        AND REGISTRAR
BY
                  /s/                   /s/ Rodd Baxter    /s/ Tracy V. Maitland
               AUTHORIZED SIGNATURE        SECRETARY             PRESIDENT

                  ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

     THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE MADE TO THE TRUST OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                   UNIF GIFT MIN ACT--_________Custodian_________
     TEN ENT -- as tenants by the entireties                                (Cust)           (Minor)
     JT TEN  -- as joint tenants with right                        under Uniform Gifts to Minors
                of survivorship and not as tenants                 Act______________________________
                in common                                                       (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
______________________ Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated
      ----------------------------


                                        X
                                         --------------------------------------
                                        X
                                         --------------------------------------
                                     NOTICE: THE SIGNATURE(S) TO THIS
                                             ASSIGNMENT MUST CORRESPOND WITH THE
                                             NAME AS WRITTEN UPON THE FACE OF
                                             THE CERTIFICATE IN EVERY
                                             PARTICULAR, WITHOUT ALTERATION OR
                                             ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
   ----------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.